BERGER IPT - 100 FUND
                  BERGER IPT - GROWTH AND INCOME FUND
                BERGER IPT - SMALL COMPANY GROWTH FUND

                   SUPPLEMENT DATED FEBRUARY 3, 1997
                    TO PROSPECTUS DATED MAY 1, 1996

          Effective February 3, 1997, Patrick S. Adams has been appointed portfolio manager of the Berger IPT - 100 Fund and co-manager, along with Berger Associates Senior Analyst Mark R. McKinney, of the Berger IPT - Growth and Income Fund. Mr. Adams and Mr. McKinney assumed responsibility for the day-to-day investment management of those Funds, succeeding Rodney L. Linafelter. William
R. Keithler continues as portfolio manager for the Berger IPT - Small Company Growth Fund.

          Accordingly, page 10 of the Prospectus for the Berger IPT - 100 Fund, the Berger IPT - Growth and Income Fund and the Berger IPT - Small Company Growth Fund of the Berger Institutional Products Trust is amended to read as follows: the second and third paragraphs under "5. Management and Investment Advice" are deleted in their entirety and replaced with the following:

          "Patrick S. Adams, Senior Vice President of Berger Associates, is the portfolio manager for the Berger IPT - 100 Fund. Mr. Adams also co-manages the Berger IPT - Growth and Income Fund, along with Berger Associates Senior Analyst Mark R. McKinney. The portfolio managers are responsible for the investments for their Funds, including the day-to-day investment decisions for the Funds."

          "Mr. Adams joined Berger Associates in February 1997, where he serves as portfolio manager for the Berger IPT - 100 Fund and the retail Berger 100 Fund, co-manager for the Berger IPT - Growth and Income Fund and the retail Berger Growth and Income Fund, and portfolio manager for retirement plans and institutional and private investors.
          Mr. Adams previously served as Senior Vice
          President with Zurich Kemper Investments, Inc., from June 1996 to January 1997, where he was portfolio manager of the Kemper Growth Fund. Mr. Adams served as Portfolio Manager with Founders Asset Management, Inc., from March 1993 to May 1996, where he managed the Founders Blue Chip Growth Fund and the Founders Balanced Fund. Prior to that, Mr. Adams served in various positions with First of America Investment Corp. for over three years, including as Senior Portfolio Manager/Senior Analyst from January 1992 to February 1993, during which time he managed the Parkstone Equity Fund."

          "Mr. McKinney joined Berger Associates in January 1996, where he serves as Senior Analyst and co-portfolio manager, along with Patrick Adams, for the Berger IPT - Growth and Income Fund and the retail Berger Growth and Income Fund. Mr. McKinney previously served as Analyst/Portfolio Manager with Farmers Insurance Co. from April 1992 to January 1996."